                                                                    EXHIBIT 99.e

                    CRICO OF  ETHAN'S I LIMITED PARTNERSHIP
                    (A MISSOURI LIMITED PARTNERSHIP)


                    FINANCIAL STATEMENTS
                    AS OF DECEMBER 31, 1995 AND 1994,
                    TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
CRICO of Ethan's I Limited Partnership
  (A Missouri Limited Partnership):

We have audited the accompanying balance sheets - income tax basis - of CRICO of Ethan's I Limited Partnership (a Missouri limited partnership, the "Partnership") as of December 31, 1995 and 1994, and the related income tax basis statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements and the schedules referred to below are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and the schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 3 to the financial statements, these financial statements were prepared on the income tax basis of accounting, which is a comprehensive basis of accounting other than generally accepted accounting principles.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CRICO of Ethan's I Limited Partnership as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended, on the income tax basis of accounting described in Note 3 to the financial statements.

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern. As discussed in Note 2 to the financial statements, the Partnership was in default at December 31, 1995, with regard to the mortgage loan agreements, due to its inability to generate sufficient cash flow to meet its contractual obligations. Additionally, the Partnership does not expect to be able to generate sufficient cash flow to meet its contractual obligations under the mortgage loan agreements in 1996. This issue raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plan in regard to this matter is described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The U.S. Department of Housing and Urban Development Statement of Profit and Losses and Schedule I are presented for purposes of additional analysis and are not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Arthur Andersen LLP

Washington, D.C.,
January 31, 1996

                     CRICO OF ETHAN'S I LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                                BALANCE SHEETS
                               (INCOME TAX BASIS)
                        AS OF DECEMBER 31, 1995 AND 1994

                                     ASSETS

                                              1995          1994
FIXED ASSETS:                                 ----          ----
 Land                                     $ 1,168,712   $ 1,168,712
 Building and improvements                 13,701,142    13,679,132
 Furniture, fixtures and equipment            613,499       562,681
                                           ----------   -----------
                                           15,483,353    15,410,525
 Less- Accumulated depreciation            (3,318,854)   (2,763,553)
                                           ----------   -----------
  Net fixed assets                         12,164,499    12,646,972
                                           ----------   -----------
CURRENT ASSETS:
 Cash                                         112,356       104,447
 Prepaid insurance                             28,176        20,807
 Accounts receivable-other                        706             -
 Deposits                                       4,993         4,993
 Other assets                                   5,487         2,755
                                           ----------   -----------
  Total current assets                        151,718       133,002
                                           ----------   -----------
RESTRICTED CASH:
 Tenants' security deposits, separately
  held in an interest-bearing account          35,564        34,645

  Escrow deposits                             291,461       161,259
                                           ----------   -----------
   Total restricted cash                      327,025       195,904
                                           ----------   -----------
OTHER ASSETS-
  Favorable financing, net of
   accumulated amortization of                680,662     1,003,116
                                           ----------   -----------
   $1,775,557 and $1,453,103,
   respectively

   Total assets                           $13,323,904   $13,978,994
                                          ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                     CRICO OF ETHAN'S I LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)


                                 BALANCE SHEETS
                               (INCOME TAX BASIS)
                        AS OF DECEMBER 31, 1995 AND 1994

                       LIABILITIES AND PARTNERS' DEFICIT

                                              1995          1994
CURRENT LIABILITIES:                          ----          ----
      Accrued interest                    $ 2,002,192   $ 1,698,524
      Accounts payable                         50,409        44,416
      Accrued mortgage service fee            587,870       303,665

      Mortgage loans payable               17,800,000    17,800,000
      Construction Period
       deferred base interest payable         818,341       818,341
                                           ----------   -----------

              Total current liabilities    21,258,812    20,664,946
                                           ----------   -----------



TENANTS' SECURITY DEPOSITS                     34,223        33,880
                                           ----------   -----------
              Total liabilities            21,293,035    20,698,826
                                           ----------   -----------





PARTNERS' DEFICIT                          (7,969,131)   (6,719,832)
                                           ----------   -----------
         Total liabilities and
             partners' deficit            $13,323,904   $13,978,994
                                          ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                     CRICO OF ETHAN'S I LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                              1995          1994
OPERATING INCOME:                             ----          ----
       Rental income                      $ 2,155,792   $ 2,078,300
       Interest income                         15,027        10,771
       Other income                            89,966        81,737
                                          -----------   -----------
           Total operating income           2,260,785     2,170,808
                                          -----------   -----------
OPERATING EXPENSES:
       Real estate taxes                      108,205       200,932
       Mortgage servicing fees                284,205       111,250
       Salaries and related                   180,933       205,488
        payroll costs
       Repairs and maintenance                182,852       315,713
       Fuel and utilities                     124,623       137,900
       Marketing                               53,822        79,706
       Management fees                         83,692        83,055
       Insurance                               45,210        38,413
       Professional fees                        7,537         7,701
       Other                                   42,501        41,909
                                          -----------   -----------
           Total operating expenses         1,113,580     1,222,067
                                          -----------   -----------
           Income from operations           1,147,205       948,741

DEPRECIATION                                  555,301       548,115

AMORTIZATION OF FAVORABLE FINANCING           322,454       322,454


INTEREST ON MORTGAGE LOAN                   1,518,749     1,521,989
                                          -----------   -----------
           Net loss                       $(1,249,299)  $(1,443,817)
                                          ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                    CRICO OF ETHAN'S I LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                   STATEMENTS OF CHANGES IN PARTNERS' DEFICIT
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994


                                           GENERAL      LIMITED
                                           PARTNER      PARTNER        TOTAL
                                          ---------   -----------   ----------
 PARTNERS' DEFICIT, December 31, 1993     $(110,577)  $(5,165,438)  $(5,276,015)
     Net loss                              (156,529)   (1,287,288)   (1,443,817)
                                          ---------   -----------   -----------
 PARTNERS' DEFICIT, December 31, 1994      (267,106)   (6,452,726)   (6,719,832)
          Net loss                         (151,776)   (1,097,523)   (1,249,299)
                                          ---------   -----------   -----------
 PARTNERS' DEFICIT, December 31, 1995     $(418,882)  $(7,550,249)  $(7,969,131)
                                          =========   ===========   ===========


   The accompanying notes are an integral part of these financial statements.

                     CRICO OF ETHAN'S I LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                       1995          1994
CASH FLOWS FROM OPERATING ACTIVITIES:                  ----          ----

  Net loss                                          $(1,249,299)  $(1,443,817)
  Adjustments to reconcile net loss to net cash
   provided by (used in) operating activities-
   Depreciation and amortization                        877,755       870,569

   (Increase) decrease in assets and liabilities:
     Tenant security deposits - net                        (576)            -
     Prepaid insurance                                   (7,369)         (374)
     Accounts receivable- other                            (706)            -
     Other assets                                        (2,732)        8,488
     Escrow deposits                                   (130,202)      101,364
     Accounts payable                                     5,993        25,798
     Accrued mortgage service fee                       284,205       111,250
     Accrued interest                                   303,668       308,533
                                                     ----------    ----------
       Cash provided by (used in) operating
       activities                                        80,737       (18,189)
                                                     ----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES-
  Purchase of equipment                                 (72,828)       (4,110)
                                                     ----------    ----------
    Cash used in investing activities                   (72,828)       (4,110)
                                                     ----------    ----------

NET (DECREASE) IN CASH                                    7,909       (22,299)
CASH, beginning of year                                 104,447       126,746
                                                     ----------    ----------
CASH, end of year                                   $   112,356   $   104,447
                                                     ----------    ----------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION-
  Cash paid during the year for interest            $ 1,215,081   $ 1,213,457
                                                    ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                     CRICO OF ETHAN'S I LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1995 AND 1994

1. ORGANIZATION:

CRICO of Ethan's I Limited Partnership (the "Partnership") was formed April 15, 1990, for the purpose of acquiring interests in and/or investing in real and personal property, including owning and operating two apartment complexes in Kansas City, Missouri. According to the provisions of the First Amended and Restated Partnership Agreement (the "Agreement"), CRICO of Ethan's I, Inc., is the general partner and CRICO Minnesota Holdings, Inc., David A. Sislen, P. Richard Zitelman, and Sislen Housing Partners are the limited partners. The financing for the apartment complexes was obtained from Capital Realty Investors Tax Exempt Fund Limited Partnership ("CRITEF"), a publicly traded limited partnership. The general partner of CRITEF is CRITEF Associates Limited Partnership, whose managing general partner is CRI, Inc. and the shareholders of CRI, Inc. The general partner of the Partnership, CRICO of Ethan's I Inc., a Delaware Corporation, is affiliated with CRI, Inc. and affiliated with all of the above mentioned entities. According to the Agreement, the Partnership will terminate on December 31, 2030, if not terminated sooner.

The Partnership owns a 316-unit apartment complex known as Ethan's Ridge ("Phase I") and a 48-unit apartment complex known as Ethan's Glen ("Phase IIB"). Both of these complexes (collectively, the "Projects") are part of a two-phase project involving three apartment complexes, collectively known as Ethan's Ridge. The third complex, known as Ethan's Glen ("Phase IIA"), is owned by CRICO of Ethan's II Limited Partnership, an affiliated entity.

Construction of Phase I commenced in 1986 and was completed in April 1, 1988. Construction of Phase IIB commenced in 1988 and was completed on March 31, 1990. Under the terms of the bonds issued to provide permanent financing for the Projects, at least 20 percent of the completed project units must be occupied by individuals or families qualified as lower income tenants under certain sections of the Internal Revenue Code. At December 31, 1995 and 1994, the Projects complied with this requirement.

2.  GOING CONCERN:

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 1995, the Partnership was in default with regard to the mortgage loan agreements due to its inability to generate sufficient cash flow to meet its contractual obligations under these agreements. Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern. The accompanying financial statements do not include any adjustment that might result should the Partnership be unable to continue as a going concern. The Partnership's lender, CRITEF, has not availed itself of any of its contractual rights and remedies provided by the mortgage loan agreements and is effectively treating this obligation as a cash flow mortgage.

CRITEF entered into a merger agreement, subject to shareholder approval, with Watermark Partners, L.P. as of September 11, 1995, as amended on January 31, 1996. Capital Apartment Properties, Inc., who is the general partner of Watermark Partners LP, may therefore pursue one of the following scenarios with respect to the Partnership:

 . THE CURRENT PARTNERSHIP STRUCTURE WOULD BE PRESERVED AND ALL OF THE
  PARTNERSHIP INTERESTS WOULD BE TRANSFERRED TO CAPREIT RESIDENTIAL PROPERTIES ("CAPREIT"),

  OR

 . THE CURRENT PARTNERSHIP STRUCTURE WOULD BE PRESERVED AND CAPREIT WOULD REPLACE
  THE 1 PERCENT GENERAL PARTNER WHILE LEAVING THE 99 PERCENT LIMITED PARTNER IN PLACE,

  OR

 . THE CURRENT PARTNERSHIP STRUCTURE WOULD BE COLLAPSED AND ALL OF THE ASSETS AND
  LIABILITIES OF THE PARTNERSHIP WOULD BE ASSUMED BY CAPREIT OR ONE OF ITS SUBSIDIARIES.

3. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Partnership in preparing its financial statements.

BASIS OF PRESENTATION

The Partnership's financial statements have been prepared on the accrual basis of accounting used for Federal income tax purposes, as required by the Agreement. The principal differences between the income tax basis and generally accepted accounting principles ("GAAP") are that an intangible asset has been recognized for income tax purposes representing the value to the Partnership of its favorable financing and that certain assets were written up to their fair market values when they were transferred to the Partnership. The intangible asset is being amortized for income tax purposes on a straight-line basis over the remaining life of the related mortgage loans. Depreciation and amortization are also computed under tax regulations which may differ from GAAP. (See separate note below.)

Management believes that the Federal income tax treatment of the respective items entering into the determination of taxable loss is supportable based on its interpretation of the Internal Revenue Code and the related regulations, public rulings, and court decisions in effect as of the date of this report. Since the Federal income tax treatment of certain items may be based on conflicting or imprecise authoritative pronouncements, such treatment may be successfully challenged by the Internal Revenue Service.

RECLASSIFICATIONS

Certain amounts in the financial statements for 1994 have been reclassified to conform with 1995 presentation.

FAVORABLE FINANCING

On April 15, 1990, certain assets, liabilities, and operations were transferred from the Projects' previous owners to the Partnership in full satisfaction of the related bonds' indebtedness. Upon transfer, assets and liabilities were recorded at their respective fair values, and an intangible asset was recognized, representing the value to the Partnership of the favorable financing provided by the mortgage loans. According to Federal income tax rules and regulations, the sale price equates to the face value of the indebtedness assumed. Under tax guidelines, the intangible asset is being amortized on a straight-line basis over the remaining life of the related mortgage loans.


DEPRECIATION


Depreciation is computed under Federal income tax rules and regulations as follows.
                                             LIFE
                                            (YEARS)         BASIS
                                            ------          -----
 Building and improvements                    27.5      Straight line
 Furniture, fixtures and equipment             7.0      200% declining balance

Repairs and maintenance are charged to expense when incurred, while major improvements are capitalized in the applicable asset accounts. Additions to building and improvement in 1995 consist of $22,010 of cost capitalized for replacement of trash enclosures of $12,939 and additional exterior light fixtures of $9,071. Additions to furniture, fixtures and equipment in 1995 consist of clubhouse, office and exercise equipment of $12,488 and carpet of $38,330. Additions to furniture, fixtures and equipment in 1994 consist of $4,110 of costs capitalized for replacement of a sprinkler system.

INCOME TAXES

No provision for Federal income taxes is reflected in these financial statements since the income or loss of the Partnership is included in the individual income tax returns of the respective partners.

4. PARTNERSHIP AGREEMENT:

The general partner has a 1 percent ownership interest, and the limited partners together have a 99 percent ownership interest, in the Partnership. In accordance with the original Partnership Agreement, the general partner contributed $1, and the original limited partner, CRICO of Iona, Inc., contributed $99 to the Partnership.

On July 6, 1990, two additional limited partners joined the Partnership with a contribution of $14,768 each. On November 1, 1991, the two additional limited partners each increased his contributed capital by $6,285 to $21,053, respectively, to acquire a total limited partner interest of 24.995 percent each. Also on that date, a third additional limited partner joined the Partnership with a contribution of $12,570 and acquired a 49 percent limited partner interest. The Partnership was expanded to admit these new limited partners in consideration of their commitment to make additional capital contributions, as set forth in the first amendment to the Agreement. Notwithstanding the additional capital contribution obligations, the general partner retains the right to remove these limited partners from the Partnership at any time after April 15, 1992. As of December 31, 1995, this right has not been exercised.

Pursuant to the terms of the Agreement, all profits and losses, as defined, are allocated to the partners, pro rata, in accordance with their percentage interests after giving effect to certain allocations specified in the Agreement. Cash flow, as defined, is to be distributed at the discretion of the general partner (a) for the payments of all debts, liabilities and reasonable and necessary expenses of operating the Partnership when due, (b) to set up any reserves deemed necessary for any contingent or unforeseen liabilities or obligations of the Partnership, and (c) to the partners, pro rata, in accordance with their Partnership interests. Capital proceeds from the sale, refinancing, or other disposition of the Partnership's property will be distributed (a) for the payment of all debts and liabilities of the Partnership then due, (b) to set up any reserves deemed necessary for any contingent or unforeseen liabilities or obligations of the Partnership, (c) to the partners in the amounts of their capital contributions, and (d) to the partners, pro rata, in accordance with their percentage interests.

5. MANAGEMENT AGREEMENT:

Prior to February 1994, CRICO Management of Minnesota, Inc. ("CRICO of Minnesota"), a related party to the general partner, was manager of the property, with management fees payable monthly at 3.75 percent of gross revenues with an annual incentive fee of 0.5 percent of gross revenues, as defined by the agreement.

Effective February 1, 1994, the property management contract was acquired by CAPREIT Residential Corporation. Management fees are payable to CAPREIT Residential Corporation at the same rate and terms as under the agreement with CRICO of Minnesota. As of December 31, 1995 and 1994, management fees paid were $83,692 and $83,319, respectively. Of the 1994 management fee amount paid, management fees of $11,227 were paid to CRICO of Minnesota. In addition, during 1994, incentive fees of $10,283 were paid for 1993.

6. MORTGAGE LOANS PAYABLE:

Permanent financing for the Projects was provided through Multifamily Housing Revenues Bonds issued by the Industrial Development Authority of the city of Kansas City, Missouri ("Authority"), and purchased by CRITEF, an affiliate and the bond owner. The permanent financing for the Projects totals $17,800,000; $15,500,000 for Phase I is due on April 1, 1998, and $2,300,000 for Phase IIB is due on March 31, 2000. Upon maturity, all outstanding principal and interest, including base interest and construction period deferred base interest, is due and payable. The bonds are collateralized by the apartment complexes and assignments of rents.

The bonds for Phase I bear a base annual interest rate of 8.5 percent, a primary contingent interest rate of 2 percent per annum to be paid each quarter from the net cash flow, as defined, and a supplemental contingent interest rate of 5.5 percent per annum to be paid each quarter from 60 percent of net cash flow, as defined, remaining after deduction of primary contingent interest. With respect to Phase IIB, the bonds bear a base annual interest rate of 8.75 percent, a primary contingent interest rate of 1.75 percent per annum to be paid each quarter from the net cash flow, as defined, and a supplemental contingent interest rate of 5.5 percent per annum to be paid each quarter from 60 percent of net cash flow, as defined, remaining after deduction of primary contingent interest. For both Phase I and Phase IIB, if the quarterly net cash flow is insufficient, primary and supplemental contingent interest are deferred without interest until the earlier of sale or refinancing of the Projects or maturity, to the extent excess net proceeds or fair value, as defined, exist. Because net cash flow for the years ended December 31, 1995 and 1994, was insufficient, no provision has been recorded for primary or supplemental contingent interest in the accompanying financial statements. The unpaid primary contingent interest balances at December 31, 1995 and December 31, 1994, were $2,402,500 and $2,092,500, respectively, for Phase I and $231,438 and $191,188, respectively, for Phase IIB. The unpaid supplemental contingent interest balances at December 31, 1995, and December 31, 1994, were $6,606,878 and $5,754,375, respectively, for Phase I and $727,375 and $600,875, respectively, for Phase IIB. Pursuant to terms of the Partnership Agreement, interest is also accrued on base interest payable, compounded at the base interest rate. Because this amount is payable out of available cash flow after the payment of all current and accrued base interest and all current and accrued servicing fees, it is not recorded on the books of the Partnership.

During the first month of the construction period, the loan for Phase I accrued interest at the rate of 6.05 percent, which was paid currently. During the remaining construction period for the Projects, the loans accrued interest at a rate of 8.50 percent for Phase I and 11.4 percent for Phase IIB, of which 2.91 and 8.371 percent, respectively, were paid currently, while the remaining interest was deferred and will be unconditionally due and payable upon sale, refinancing or maturity. As of December 31, 1995 and 1994, the construction period deferred base interest payable was $818,341.

The following schedule presents interest deferred, interest paid and accrued interest for the years ended December 31, 1995 and 1994.



                                                          CURRENTLY
                                          DEFERRED         PAYABLE           TOTAL
                                          --------        --------           -----
Accrued interest at December 31, 1993    $ 7,468,454        $ 1,389,991
                                         -----------        -----------
 Base interest                                     -          1,521,989    $1,521,989
 Primary contingent interest                 350,250                  -       350,250
 Supplemental contingent interest            979,000                  -       979,000
 Interest on base interest                   143,657                  -       143,657
                                         -----------         ----------    ----------
     Total 1994 interest incurred          1,472,907          1,521,989    $2,994,896
                                                                           ==========
 Interest paid from operations                     -         (1,185,956)
 Interest paid from reserves                       -            (27,500)
                                         -----------         ----------
Accrued interest at December 31, 1994      8,941,361          1,698,524
 Base interest                                                1,518,749    $1,518,749
 Primary contingent interest                 350,250                  -       350,250
 Supplemental contingent interest            979,000                  -       979,000
 Interest on base interest                   182,185                  -       182,185
                                         -----------         ----------    ----------
     Total 1995 interest incurred          1,511,435          1,518,749    $3,030,184
                                                                           ==========
 Interest paid from operations                     -         (1,215,081)
 Interest paid from reserves                       -                  -
                                         -----------         ----------
Accrued interest at December 31, 1995    $10,452,796        $ 2,002,192
                                         ===========         ==========

Interest on the bonds is intended to be exempt from Federal income tax pursuant to the Internal Revenue Code. In connection with obtaining the bonds, certain regulatory agreements were executed which provide, among other things, that substantially all of the proceeds of the bonds issued must be utilized to finance multifamily housing in which 20 percent or more of the completed units in the Projects will be occupied on a continuous basis by individuals or families of low or moderate income, as determined under certain sections of the Internal Revenue Code. In the event that the underlying bonds do not maintain their tax-exempt status, whether by a change in law or by noncompliance with the rules and regulations related thereto, repayment of the bonds may be accelerated.

As discussed in Note 2, the Partnership was in default under the terms of the mortgage loan agreements at December 31, 1995.

Effective July 1, 1995, CRIIMI MAE Services Limited Partnership ("CMSLP") acquired the rights to service the mortgage from CRICO Mortgage Company. Also on July 1, 1995, all of the unpaid mortgage servicing fees accrued through June 30, 1995 were transferred to CRI, Inc., an affiliate of the Partnership's general partner. In addition, the owners of CRI, Inc. are the directors and are officers of the general partner of CMSLP and CRIIMI MAE Management, Inc. (a wholly owned subsidiary of CRIIMI MAE Inc., a publicly held corporation). At December 31, 1995, mortgage servicing fees of $532,245 are payable to CRI, Inc. and $55,625 are payable to CMSLP.

7.  ESCROW DEPOSITS:

In 1995 and 1994, escrow deposits consist of the following.


                                           REPLACEMENT                    TAX AND
                                            RESERVE                      INSURANCE
                                            ESCROW                        ESCROW                  TOTAL
                                          ------------                   ---------              --------
Balance, December 31, 1993                    $ 229,322                  $  33,301            $ 262,623
 Deposits                                        59,576                    236,370              295,946
 Withdrawals:
  Insurance                                           -                    (27,742)             (27,742)
  Taxes                                               -                   (200,932)            (200,932)
  Applied to bond interest                            -                    (13,000)             (13,000)
  Replacement reserve expenditures             (166,084)                         -             (166,084)
  Service charges                                  (211)                         -                 (211)
 Interest earned                                  5,476                      5,183               10,659
                                              ---------                  ---------            ---------
Balance, December 31, 1994                      128,079                     33,180              161,259
 Deposits                                        59,576                    238,800              298,376
 Withdrawals:
  Insurance                                           -                    (37,568)             (37,568)
  Taxes                                               -                   (108,205)            (108,205)
 Replacement reserves expenditures              (36,213)                         -              (36,213)
 Interest earned                                  6,405                      7,553               13,958
 Service charges                                   (138)                        (8)                (146)
                                              ---------                  ---------            ---------
Balance, December 31, 1995                    $ 157,709                  $ 133,752            $ 291,461
                                              =========                  =========            =========

The replacement reserve and tax and insurance escrow accounts were established to fund future capital improvements and real estate taxes and insurance premiums, respectively. The Partnership is required to deposit $59,576 in the replacement reserve until the balance of this reserve is $413,000. The Partnership is required to make monthly payments into the tax and insurance escrow, each equaling one-twelfth of the Projects' estimated annual real estate taxes and insurance premiums. During 1995 and 1994, the Partnership made all required payments into this escrow.

8. RELATED-PARTY TRANSACTIONS:

Certain expenditures applicable to both the Projects and Phase IIA are billed to and paid by the property management company or by another affiliate. Amounts are reimbursable and are maintained in the due to/from affiliate account on the Projects' books. These common charges are allocated to each of the projects on a pro rata basis based on the number of dwelling units in each apartment complex. As of December 31, 1995, amounts due from affiliates were $706.


STATEMENT OF PROFIT AND LOSS                                    U.S. Department of Housing and Urban Development
 - INCOME TAX BASIS                                             Office of Housing
All amounts must be rounded to the nearest dollar;              Federal Housing Commissioner
$.50 and over, round up - $.49 and below, round down.           OMB Approval No. 2502-0052(Exp. 8/31/89)

        For Month/Period        For Month/Period     Project Number:    Project Name:
           Beginning                 Ending

        January 1, 1995         December 31, 1995                       CRICO of Ethan's I Limited Partership
        ----------------        -----------------    ---------------    --------------------------------------
Part I  Description of Account                                            Acct. No.
--------------------------------------------------------------------------------------------------------------
                                                 5000 - REVENUE ACCOUNTS

        Rental Income - 5100

          Apartments or Member Carrying Charges (Coops)                   5120          2,295,973
                                                                       -------        -----------
          Tenant Assistance Payments                                      5121                  -
                                                                       -------        -----------
          Furniture and Equipment                                         5130                  -
                                                                       -------        -----------
          Stores and Commercial                                           5140                  -
                                                                       -------        -----------
          Garage and Parking Spaces                                       5170                  -
                                                                       -------        -----------
          Flexible Subsidy Income                                         5180                  -
                                                                       -------        -----------
          Miscellaneous (specify)                                         5190                  -
                                                                       -------        -----------
          Total Rent Revenue Potential at 100% Occupancy                                           $2,295,973
                                                                       -------        -----------  ----------
        Vacancies - 5200
          Apartments                                                      5220           (140,181)
                                                                       -------        -----------
          Furniture and Equipment                                         5230                  -
                                                                       -------        -----------
          Stores and Commercial                                           5240                  -
                                                                       -------        -----------
          Garage and Parking Spaces                                       5270                  -
                                                                       -------        -----------
          Miscellaneous (specify)                                         5290                  -
                                                                       -------        -----------
          Total Vacancies                                                                          $ (140,181)
                                                                       -------        -----------  ----------
          Net Rental Revenue (Rent Revenue Less Vacancies)                                         $2,155,792
                                                                       -------        -----------  ----------
        Elderly and Congregate Services Income - 5300
          Total Service Income                                            5300                  -   $       -
                                                                       -------        -----------  ----------
        Financial Revenue - 5400
          Interest Income - Project Operations                            5410              1,069
                                                                       -------        -----------
          Income from Investments - Residual Receipts                     5430                  -
                                                                       -------        -----------
          Income from Investments - Reserve for Replacement               5440              6,405
                                                                       -------        -----------
          Income from Investments - Miscellaneous (Escrows)               5490              7,553
                                                                       -------        -----------
          Total Financial Revenue                                                                  $   15,027
                                                                       -------        -----------  ----------

        Other Revenue - 5900
          Laundry and Vending                                             5910              3,987
                                                                       -------        -----------
          NSF and Late Charges                                            5920              6,515
                                                                       -------        -----------
          Damages and Cleaning Fees                                       5930                  -
                                                                       -------        -----------
          Forfeited Tenant Security Deposits                              5940              5,337
                                                                       -------        -----------
          Other Revenue (specify) Application Fees (see Schedule I)       5990             74,127
                                                                       -------        -----------
          Total Other Revenue                                                                      $   89,966
                                                                       -------        -----------  ----------
          Total Revenue                                                                            $2,260,785
                                                                       -------        -----------  ----------
                                                 6000 - PROJECT EXPENSES
        Administrative Expenses - 6200/6300

          Advertising                                                     6210             34,037
                                                                       -------        -----------
          Other Renting Expense (see Schedule I)                          6250             25,030
                                                                       -------        -----------
          Office Salaries                                                 6310             57,597
                                                                       -------        -----------
          Office Supplies                                                 6311              3,077
                                                                       -------        -----------
          Office or Model Apartment Rent                                  6312                 79
                                                                       -------        -----------
          Management Fee                                                  6320             83,692
                                                                       -------        -----------
          Manager or Superintendent Salaries                              6330             33,609
                                                                       -------        -----------
          Manager or Superintendent Rent Free Unit                        6331              5,625
                                                                       -------        -----------
          Legal Expenses (Project)                                        6340                287
                                                                       -------        -----------
          Auditing Expenses (Project)                                     6350              7,250
                                                                       -------        -----------
          Bookkeeping Fees/Accounting Services                            6351                  -
                                                                       -------        -----------
          Telephone and Answering Service                                 6360              5,959
                                                                       -------        -----------
          Bad Debts                                                       6370              1,005
                                                                       -------        -----------
          Miscellaneous Administrative Expenses (specify) (see
          Schedule I)                                                     6390              7,386
                                                                       -------        -----------
          Total Administrative Expenses                                                           $  264,633
                                                                       -------        -----------  ----------
        Utilities Expense - 6400
          Fuel Oil/Coal                                                   6420                  -
                                                                       -------        -----------
          Electricity                                                     6450             42,350
                                                                       -------        -----------
          Water                                                           6451             52,157
                                                                       -------        -----------
          Gas                                                             6452                  -
                                                                       -------        -----------
          Sewer                                                           6453             30,116
                                                                       -------        -----------
          Total Utilities Expense                                                                  $  124,623
                                                                       -------        -----------  ----------
          Total Expenses (Carry forward to page 2)                                                 $  389,256
                                                                       -------        -----------  ----------

  The accompanying notes are an integral part of these financial statements.

                                                                                Balance from
                                                                     Acct. No.  Page 1         $  389,256
                                                                     ---------  ------------   ----------
        Operating and Maintenance Expenses - 6500
          Janitor and Cleaning Payroll                                  6510          23,187
                                                                     ---------  ------------

          Janitor and Cleaning Supplies                                 6515           1,142
                                                                     ---------  ------------
          Janitor and Cleaning Contract                                 6517          17,827
                                                                     ---------  ------------
          Exterminating Payroll/Contract                                6519           4,015
                                                                     ---------  ------------
          Exterminating Supplies                                        6520               -
                                                                     ---------  ------------
          Garbage and Trash Removal                                     6525           3,102
                                                                     ---------  ------------
          Security Payroll/Contract                                     6530               -
                                                                     ---------  ------------
          Grounds Payroll                                               6535               -
                                                                     ---------  ------------
          Grounds Supplies                                              6536          25,890
                                                                     ---------  ------------
          Grounds Contracts                                             6537          29,012
                                                                     ---------  ------------
          Repairs Payroll                                               6540          46,295
                                                                     ---------  ------------
          Repairs Material                                              6541          45,559
                                                                     ---------  ------------
          Repairs Contract                                              6542          12,268
                                                                     ---------  ------------
          Elevator Maintenance/Contract                                 6545               -
                                                                     ---------  ------------
          Heating/Cooling Repairs Maintenance                           6546           7,736
                                                                     ---------  ------------
          Swimming Pool Maintenance/Contract                            6547          11,526
                                                                     ---------  ------------
          Snow Removal                                                  6548           7,056
                                                                     ---------  ------------
          Decorating Payroll/Contract                                   6560               -
                                                                     ---------  ------------
          Decorating Supplies                                           6561          17,419
                                                                     ---------  ------------
          Vehicle & Maintenance Equipment Operation and Repairs         6570               -
                                                                     ---------  ------------
          Miscellaneous Operating & Maintenance Expense (see
           Schedule I)                                                  6590           6,154
                                                                     ---------  ------------
          Total Operating & Maintenance Expenses                                               $  258,188
                                                                     ---------  ------------   ----------
        Taxes and Insurance - 6700
          Real Estate Taxes                                             6710         108,205
                                                                     ---------  ------------
          Payroll Taxes (FICA)                                          6711          20,246
                                                                     ---------  ------------
          Miscellaneous Taxes, Licenses and Permits                     6719             270
                                                                     ---------  ------------
          Property and Liability Insurance (Hazard)                     6720          30,199
                                                                     ---------  ------------
          Fidelity Bond Insurance                                       6721               -
                                                                     ---------  ------------
          Workmen's Compensation                                        6722           7,828
                                                                     ---------  ------------
          Health Insurance & Other Employee Benefits                    6723           7,183
                                                                     ---------  ------------
          Other Insurance (specify)                                     6729               -
                                                                     ---------  ------------
          Total Taxes and Insurance                                                            $  173,931
                                                                     ---------  ------------   ----------

        Financial Expenses - 6800
          Interest on Bonds Payable                                     6810               -
                                                                     ---------  ------------
          Interest on Mortgage Payable                                  6820       1,518,749
                                                                     ---------  ------------
          Interest on Notes Payable (Long-Term)                         6830               -
                                                                     ---------  ------------
          Interest on Notes Payable (Short-Term)                        6840               -
                                                                     ---------  ------------
          Mortgage Insurance Premium/Service Charge                     6850         284,205
                                                                     ---------  ------------
          Miscellaneous Financial Expenses (Trustee Fees)               6890           8,000
                                                                     ---------  ------------
          Total Financial Expenses                                                             $1,810,954
                                                                     ---------  ------------   ----------

        Elderly and Congregate Service Expenses
          Total Service Expenses - Schedule Attached                    6900               -
                                                                     ---------  ------------
          Total Cost of Operations before Depreciation                                         $2,632,329
                                                                     ---------  ------------   ----------
          Profit (Loss) before Depreciation                                                    $ (371,544)
                                                                     ---------  ------------   ----------
          Depreciation (Total) - 6600 (specify) and Amortization        6600         877,755
                                                                     ---------  ------------
          Operating Profit or (Loss)                                                           $(1,249,299)
                                                                     ---------  ------------   -----------
        Corporate or Mortgagor Entity Expenses - 7100
          Officer Salaries                                              7110               -
                                                                     ---------  ------------
          Legal Expenses (Entity)                                       7120               -
                                                                     ---------  ------------
          Taxes (Federal-State-Entity)                                 7130-32             -
                                                                     ---------  ------------
          Other Expenses (Entity)                                       7190               -
                                                                     ---------  ------------
          Total Corporate Expenses                                                             $        -
                                                                     ---------  ------------   ----------
        Net Profit or (Loss)                                                                   $(1,249,299)
                                                                     ---------  ------------   -----------

        Miscellaneous or other Income & Expense Sub-account Groups. If miscellaneous or other and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.


Part II

1. Total principal payments required under the mortgage, even if payments under a Workout Agreement are less or more than those required under the mortgage.

                                                                      $      -

2. Replacement Reserve deposits required by the Regulatory Agreement or Amendment thereto, even if payments may be temporarily suspended or waived.

                                                                      $ 36,300

3. Replacement or Painting Reserve releases which are included as expense items on this Profit and Loss Statement.

                                                                      $      -
4. Project improvement Reserve Releases under the Flexible Subsidy Program that are included as expense items on this Profit and Loss Statement.

                                                                      $      -

  The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I


                     CRICO OF ETHAN'S I LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

           SUPPLEMENTAL SCHEDULE TO HUD STATEMENT OF PROFIT AND LOSS
                               (INCOME TAX BASIS)
                      FOR THE YEAR ENDED DECEMBER 31, 1995

ACCOUNT NO. 5990 - OTHER REVENUE:
               Pet fees                                       $ 9,436
               Application fees                                 5,644
               Nonrefundable fees                              13,199
               Bad debt collections                             5,567
               Cancellation fees                                1,610
               Parking income                                  18,307
               Insurance proceeds -                             5,662
                hailstorm
               Other                                           14,702
                                                              -------
                       Total other revenue                    $74,127
                                                              =======
            ACCOUNT NO. 6250 - OTHER
             RENTING EXPENSES:
               Rental concessions                             $16,905
               Resident retention                                 180
               Resident referrals                               2,700
               Credit report                                    5,245
                                                              -------
                       Total other renting expense            $25,030
                                                              =======
            ACCOUNT NO. 6390 - MISCELLANEOUS ADMINISTRATIVE
               EXPENSE:
               Employee relations                             $ 3,012
               Computer expense                                   880
               Postage/delivery                                 2,654
               Other                                              840
                                                              -------
                 Total miscellaneous administrative expense   $ 7,386
                                                              =======

            ACCOUNT NO. 6590 - MISCELLANEOUS OPERATING
             AND MAINTENANCE EXPENSE:
               City code requirements                         $   300
               Hail Storm-Insurance claim                       5,854
                                                              -------
               Total miscellaneous operating and
                        maintenance expense                   $ 6,154
                                                              =======

         The accompanying notes are an integral part of this schedule.